UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2025

Registrant, State or Other Jurisdiction
of Incorporation or Organization

Commission File number	Address of Principal Executive Offices, Zip Code and Telephone Number	IRS Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
		(713) 207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
	(a Texas limited liability company) 1111 Louisiana
	Houston	Texas	77002
		(713) 207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, par value $0.01 per share	CNP	The New York Stock Exchange NYSE Texas
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On September 18, 2025, CenterPoint Energy, Inc. (the “Company”) issued a press release announcing the commencement of the Tender Offers (as defined below). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.
On September 18, 2025, the Company announced the commencement of cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) pursuant to its Offer to Purchase dated September 18, 2025 for (i) up to $300,000,000 aggregate purchase price (excluding accrued and unpaid interest) of its 3.70% Senior Notes due 2049, 2.65% Senior Notes due 2031 and 2.95% Senior Notes due 2030 (collectively, the “CenterPoint Energy Notes”) and (ii) up to $200,000,000 aggregate purchase price (excluding accrued and unpaid interest) of the 4.25% General Mortgage Bonds, Series AC, due 2049 and 4.50% General Mortgage Bonds, Series X, due 2044 (collectively, the “CEHE Bonds” and, together with the CenterPoint Energy Notes, the “Securities”) issued by its wholly-owned subsidiary, CenterPoint Energy Houston Electric, LLC (“CEHE”). The purpose of the Tender Offers is to reduce the Company’s and CEHE’s outstanding indebtedness. Securities purchased pursuant to the Tender Offers will be cancelled. The Company expects to consummate the Tender Offers with cash on hand and borrowings under the Company’s commercial paper program.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Exhibit Description

99.1	Press Release issued by the Company on September 18, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 18, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: September 18, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer